EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT


------------------------------------
CASE  NAME:  AIRCRAFT LEASING, INC.                     ACCRUAL BASIS
------------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
------------------------------------
JUDGE:  BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                     CHIEF FINANCIAL OFFICER
---------------------------------------      -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

DREW KEITH                                                11/20/00
---------------------------------------      -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:

/s/ KEVIN K. CRAIG                               CONTROLLER, KITTY HAWK INC.
---------------------------------------      -----------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                          TITLE

KEVIN K. CRAIG                                           11/20/00
---------------------------------------      -----------------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-1
----------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
----------------------------------

COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------
                                                             MONTH               MONTH             MONTH
                                         SCHEDULE        --------------------------------------------------
ASSETS                                    AMOUNT         OCTOBER, 2000
-----------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                            $0                 $0
-----------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                              $0         $2,947,700
-----------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                   $0         $2,947,700                 $0                $0
-----------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                    $0                 $0
-----------------------------------------------------------------------------------------------------------
5.  INVENTORY                                    $0                 $0
-----------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                             $0                 $0
-----------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                             $0                 $0
-----------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                ($33,904,344)      ($24,964,884)
-----------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS               ($33,904,344)      ($22,017,184)                $0                $0
-----------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT         $81,907,719        $75,663,394
-----------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION              $33,669,772        $32,781,592
-----------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                           $48,237,946        $42,881,802                 $0                $0
-----------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                            $0                 $0
-----------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                   $0                 $0
-----------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                          $0                 $0
-----------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                        $14,333,602        $20,864,618                 $0                $0
-----------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                $0
-----------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                   $0
-----------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                   $0
-----------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                               $0
-----------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                    $0
-----------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                     $2,290,464
-----------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                             $2,290,464                 $0                $0
-----------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
24. SECURED DEBT                         $2,811,382             $8,791
-----------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                $0                 $0
-----------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                               $0                 $0
-----------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                  $1,300,001         $2,412,345
-----------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES        $4,111,383         $2,421,136                 $0                $0
-----------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                    $4,111,383         $4,711,600                 $0                $0
-----------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                   $0        $12,789,185
-----------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                        $3,363,833
-----------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                            $0
-----------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                 $0        $16,153,018                 $0                $0
-----------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                       $4,111,383        $20,864,618                 $0                $0
-----------------------------------------------------------------------------------------------------------
                                                                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-2
----------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
----------------------------------

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------
                                              MONTH             MONTH            MONTH
                                          -----------------------------------------------         QUARTER
REVENUES                                  OCTOBER, 2000                                            TOTAL
----------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                          $1,161,652                                          $1,161,652
----------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                       $0                                                  $0
----------------------------------------------------------------------------------------------------------
3.  NET REVENUE                             $1,161,652                $0               $0       $1,161,652
----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------
4.  MATERIAL                                        $0                                                  $0
----------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                    $0                                                  $0
----------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                 $0                                                  $0
----------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                        $0                $0               $0               $0
----------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                            $1,161,652                $0               $0       $1,161,652
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                    $0                                                  $0
----------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                             $0                                                  $0
----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                        $0                                                  $0
----------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                    $0                                                  $0
----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                             $0                                                  $0
----------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                        $0                $0               $0               $0
----------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                        $1,161,652                $0               $0       $1,161,652
----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)          ($17,260)                                           ($17,260)
----------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)               $0                                                  $0
----------------------------------------------------------------------------------------------------------
18. INTEREST  EXPENSE                               $0                                                  $0
----------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                    $514,178                                            $514,178
----------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                    $0                                                  $0
----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                    ($1,668,013)                                        ($1,668,013)
----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES            ($1,171,095)               $0               $0      ($1,171,095)
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                         $346,151                                            $346,151
----------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                               $0                                                  $0
----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                             $0                                                  $0
----------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES             $346,151                $0               $0         $346,151
----------------------------------------------------------------------------------------------------------
27. INCOME TAX                                $794,638                                            $794,638
----------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                       $1,191,958                $0               $0       $1,191,958
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-3
----------------------------------

----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

-------------------------------------------------------------------------------------------------------
                                           MONTH             MONTH             MONTH
CASH RECEIPTS AND                      ------------------------------------------------       QUARTER
DISBURSEMENTS                          OCTOBER, 2000                                           TOTAL
-------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH            $3,276,591        $2,947,700       $2,947,700       $3,276,591
-------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   $0                                                  $0
-------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------
3.  PREPETITION                                  $0                                                  $0
-------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                 $0                                                  $0
-------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                     $0                $0               $0               $0
-------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)               $0                                                  $0
-------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                               $0                                                  $0
-------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                     $17,260                                             $17,260
-------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS            $17,260                $0               $0          $17,260
-------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                          $17,260                $0               $0          $17,260
-------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                 $3,293,851        $2,947,700       $2,947,700       $3,293,851
-------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                  $0                                                  $0
-------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                           $0                                                  $0
-------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                $0                                                  $0
-------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                        $0                                                  $0
-------------------------------------------------------------------------------------------------------
16. UTILITIES                                    $0                                                  $0
-------------------------------------------------------------------------------------------------------
17. INSURANCE                                    $0                                                  $0
-------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                          $0                                                  $0
-------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                             $0                                                  $0
-------------------------------------------------------------------------------------------------------
20. TRAVEL                                       $0                                                  $0
-------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                $0                                                  $0
-------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                        $0                                                  $0
-------------------------------------------------------------------------------------------------------
23. SUPPLIES                                     $0                                                  $0
-------------------------------------------------------------------------------------------------------
24. ADVERTISING                                  $0                                                  $0
-------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                          $0                                                  $0
-------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                $0                $0               $0               $0
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                      $346,151                                            $346,151
-------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                            $0                                                  $0
-------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                          $0                                                  $0
-------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES          $346,151                $0               $0         $346,151
-------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                    $346,151                $0               $0         $346,151
-------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                         ($328,891)               $0               $0        ($328,891
-------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                  $2,947,700        $2,947,700       $2,947,700       $2,947,700
-------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-4
----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

---------------------------------------------------------------------------------------------
                                                           MONTH         MONTH         MONTH
                                           SCHEDULE    --------------------------------------
ACCOUNTS  RECEIVABLE  AGING                 AMOUNT     OCTOBER, 2000
---------------------------------------------------------------------------------------------
1.  0-30                                         $0            $0
---------------------------------------------------------------------------------------------
2.  31-60                                        $0            $0
---------------------------------------------------------------------------------------------
3.  61-90                                        $0            $0
---------------------------------------------------------------------------------------------
4.  91+                                          $0            $0
---------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                    $0            $0            $0            $0
---------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE              $0            $0
---------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                    $0            $0            $0            $0
---------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: OCTOBER, 2000
-----------------------------------------------------------------------------------------------
                                0-30         31-60         61-90           91+
TAXES PAYABLE                   DAYS          DAYS          DAYS          DAYS          TOTAL
-----------------------------------------------------------------------------------------------
1   FEDERAL                          $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
2   STATE                            $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
3   LOCAL                            $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
4   OTHER (ATTACH LIST)              $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
5   TOTAL TAXES PAYABLE              $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
6   ACCOUNTS PAYABLE                 $0            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                    MONTH: OCTOBER, 2000
------------------------------------------------------------------------------------
                             BEGINNING        AMOUNT                        ENDING
                                TAX        WITHHELD AND/     AMOUNT          TAX
FEDERAL                      LIABILITY*     0R ACCRUED        PAID        LIABILITY
------------------------------------------------------------------------------------
1.  WITHHOLDING**                   $0             $0             $0             $0
------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                 $0             $0             $0             $0
------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                 $0             $0             $0             $0
------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                    $0             $0             $0             $0
------------------------------------------------------------------------------------
5.  INCOME                          $0             $0             $0             $0
------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)             $0             $0             $0             $0
------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES             $0             $0             $0             $0
------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------
8.  WITHHOLDING                     $0             $0             $0             $0
------------------------------------------------------------------------------------
9.  SALES                           $0             $0             $0             $0
------------------------------------------------------------------------------------
10. EXCISE                          $0             $0             $0             $0
------------------------------------------------------------------------------------
11. UNEMPLOYMENT                    $0             $0             $0             $0
------------------------------------------------------------------------------------
12. REAL PROPERTY                   $0             $0             $0             $0
------------------------------------------------------------------------------------
13. PERSONAL PROPERTY               $0             $0             $0             $0
------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)             $0             $0             $0             $0
------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL             $0             $0             $0             $0
------------------------------------------------------------------------------------
16. TOTAL TAXES                     $0             $0             $0             $0
------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      ACCRUAL BASIS-5
----------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
----------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                                           MONTH: OCTOBER, 2000
----------------------------------------------------------------------------------------------------
                                          Account #1       Account #2     Account #3
----------------------------------------------------------------------------------------------------
A.  BANK:
-------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                         TOTAL
-------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                    $0                                              $0
----------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED              $0                                              $0
----------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  $0                                              $0
----------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                       $0                                              $0
----------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                   $0              $0              $0              $0
----------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------
                                              DATE OF            TYPE OF           PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE           INSTRUMENT           PRICE             VALUE
---------------------------------------------------------------------------------------------------------------
7.  BANK ONE TRUST (ESCROW) 6801456800*      1/3/00            MONEY MARKET      $  3,625,000                $0
---------------------------------------------------------------------------------------------------------------
8.  HSBC Bank USA (ESCROW) #10-876110        6/19/00           MONEY MARKET      $  3,560,463        $2,947,700
---------------------------------------------------------------------------------------------------------------
9
---------------------------------------------------------------------------------------------------------------
10
---------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                $2,947,700
---------------------------------------------------------------------------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                         $0
---------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                        $2,947,700
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-6
----------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------

                                                        MONTH: OCTOBER, 2000
--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                     INSIDERS
---------------------------------------------------------------------------
                             TYPE OF               AMOUNT        TOTAL PAID
            NAME             PAYMENT                PAID         TO DATE
---------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
---------------------------------------------------------------------------
2.
---------------------------------------------------------------------------
3.
---------------------------------------------------------------------------
4.
---------------------------------------------------------------------------
5.
---------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                       $0             $0
---------------------------------------------------------------------------


                             PROFESSIONALS
-----------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                       TOTAL
                              ORDER AUTHORIZING         AMOUNT        AMOUNT     TOTAL PAID       INCURRED
                 NAME              PAYMENT             APPROVED        PAID       TO DATE        & UNPAID *
-----------------------------------------------------------------------------------------------------------
1. SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                       $0             $0         $0                $0
-----------------------------------------------------------------------------------------------------------
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                      SCHEDULED      AMOUNTS
                                                       MONTHLY        PAID        TOTAL
                                                      PAYMENTS       DURING      UNPAID
     NAME OF CREDITOR                                   DUE           MONTH    POSTPETITION
-------------------------------------------------------------------------------------------
1. FIRST SOURCE BANK (865001)                            $0           $0          $28,212
-------------------------------------------------------------------------------------------
2. FIRST SOURCE BANK (RPS)                               $0           $0          $35,164
-------------------------------------------------------------------------------------------
3. FIRST SOURCE BANK (AIA)                               $0           $0         $224,292
-------------------------------------------------------------------------------------------
4.                                                                                     $0
-------------------------------------------------------------------------------------------
5.                                                                                     $0
-------------------------------------------------------------------------------------------
6. TOTAL                                                 $0           $0         $287,668
-------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                      ACCRUAL  BASIS-7
----------------------------------
CASE  NUMBER:  400-42148-BJH-11                         02/13/95, RWD, 2/96
----------------------------------

                                                        MONTH: OCTOBER, 2000

QUESTIONNAIRE
---------------------------------------------------------------------------------------------
                                                                                YES      NO
---------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF        X
    BUSINESS THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN        X
    POSSESSION ACCOUNT?
---------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                 X
    RELATED PARTIES?
---------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                 X
    PERIOD?
---------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?               X
---------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                          X
---------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                          X
---------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
---------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
---------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                            X
---------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                     X
---------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
---------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) Sale of aircraft N561PC with procedes of $2,950,000 transferred to bank (also
---------------------------------------------------------------------------------------------
see Kitty Hawk Inc Case #400-42141-BJH-11 MOR's)
---------------------------------------------------------------------------------------------
b) $346,151 Disbursement to Successor Trustee of (HSBC-Escrow) account for
---------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------

INSURANCE
---------------------------------------------------------------------------------------------
                                                                                YES      NO
---------------------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE    X
COVERAGES IN EFFECT?
---------------------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
---------------------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------
     TYPE OF                                                               PAYMENT AMOUNT
      POLICY             CARRIER                PERIOD COVERED               & FREQUENCY
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                     ACCRUAL  BASIS-ATTACHMENT
----------------------------------
CASE  NUMBER:  400-42148-BJH-11
----------------------------------
                                                       MONTH: OCTOBER, 2000


 MOR #     ITEM #     LIST OR EXPLANATION

1 - BS        8       a) $50,000 Deposit for Retainer & Legal Fees from Bank One
                         Trust to Lessor's Counsel
                      b) ($25,014,884) Intercompany Cummulative
                         Receivable/Payable Credit Balance

1 - BS       22       a) $47,910  Accrued Accounts Payable (Post-petition)
                      a) $2,242,554 Accrued Federal Income Taxes (Post-petition)


1 - BS       27       a) $12,829 Accrued Accounts Payable (Pre-petition)
                      b) $2,399,516 Accrued Taxes Payable (Pre-petition)

2 - IS       16       a) $17,260 Interest Income (from HSBC-Escrow account)

2 - IS       21       a) $1,668,013 Net Gain on Disposition of Assets
                         (aircraft N112PS & related engines returned to offset note payable)

3 - CF        8       a) $17,260 Interest Income (from HSBC-Escrow account)


4 - AP       T6       a) Federal Income Taxes are now shown as Other Accrued
                         Liabilities (due to deferred tax credits)


7 - QA        2       a) $346,151 Disbursement to Successor Trustee of
                         (HSBC-Escrow) account for Professional Fees

CASE NAME:  AIRCRAFT LEASING, INC.                          FOOTNOTES SUPPLEMENT
----------------------------------
CASE  NUMBER:  400-42148-BJH-11                             ACCRUAL BASIS
----------------------------------

                                                            MONTH: OCTOBER, 2000

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 ACCRUAL BASIS        LINE
  FORM NUMBER        NUMBER       FOOTNOTE/EXPLANATION
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       3                8         All cash received into the subsidiary cash
                                  account is swept each night to Kitty
                                  Hawk, Inc. Master Account
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       3               31         All disbursements (either by wire transfer or
                                  check), including payroll, are disbursed out
                                  of the Kitty Hawk, Inc. controlled
                                  disbursement account.
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       4                6         All assessments of uncollectible accounts
                                  receivable are done at Kitty Hawk, Inc.
                                  All reserves are recorded at Inc. and pushed
                                  down to Inc.'s subsidiaries as deemed
                                  necessary.
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       7                3         All insurance policies are carried in the name
                                  of Kitty Hawk, Inc. and its subsidiaries.
                                  Therefore, they are listed here accordingly.
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